UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2018

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2018, the Board of Directors of Heat Biologics, Inc., a Delaware corporation (the “Company”), approved an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Amended Bylaws”). The Amendment, which was adopted effective as of July 20, 2018, provides that at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having one-third (1/3) of the shares of stock entitled to vote at the meeting is necessary to constitute a quorum.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, including the language added by the Amendment appearing in Section 2.6 of the Amended Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On July 20, 2018, the previously scheduled 2018 Annual Meeting of Stockholders of the Company was adjourned due to the absence of a quorum due, in part, to lack of votes by shares held in certain European brokerage accounts.  The new date of the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) will be disclosed by the Company once it is determined by the Board of Directors.

Item 5.08   Shareholder Director Nominations.

As previously stated, on July 20, 2018 the Company’s Board of Directors will schedule a new date for the 2018 Annual Meeting. Since the date of the 2018 Annual Meeting will be changed by more than 30 calendar days from the anniversary date of the 2017 annual meeting of stockholders, the Company has undertaken, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to provide shareholders with an updated deadline for submitting any qualified stockholder proposal or qualified stockholder nominations.  In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act and the Company’s Amended and Restated Bylaws, notice by a stockholder of any qualified stockholder proposal or qualified stockholder nominations must be received by the Company at its principal executive offices at 801 Capitola Drive, Suite 12, Durham, North Carolina 27713, and directed to the attention of the Corporate Secretary, by August 1, 2018 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting. Such stockholder proposals or nominations must conform to the rules and regulations promulgated by the Securities and Exchange Commission. Any such notice received after the close of business on August 1, 2018 will be considered untimely and not properly brought before the 2018 Annual Meeting.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Heat Biologics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2018	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Heat Biologics, Inc.